SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2004

HALSEY DRUG CO., INC.

616 N. North Court, Suite 120, Palatine, Illinois 60067
(847-705-7709)
Incorporated under the laws of State of New York	Commission File Number 1-10113	I.R.S. Employer Identification Number 11-0853640

Item 12. Results of Operations and Financial Condition

On August 9, 2004, Halsey Drug Co., Inc. (the "Company") issued a press release disclosing the financial results for its second quarter ended June 30, 2004 and the six months ended June 30, 2004. A copy of the Company's press release is attached as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(b)   Exhibits

Exhibit
Number        Description
99.1       Press Release dated August 9, 2004 Announcing Results for Second Quarter ended June 30, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HALSEY DRUG CO., INC.

Date: August 9, 2004	By:	/s/ Peter A. Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number       Description
99.1          Press Release dated August 9, 2004 Announcing Results for Second Quarter ended June 30, 2004.